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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 21, 2002
                        (Date of earliest event reported)



                          MACK-CALI REALTY CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                    MARYLAND
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                 (State or other jurisdiction of incorporation)


      1-13274                                         22-3305147
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 (Commission File No.)                           (I.R.S. Employer
                                                 Identification No.)


                  11 Commerce Drive, Cranford, New Jersey 07016
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               (Address of Principal Executive Offices) (Zip Code)


                                 (908) 272-8000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.

            EXHIBIT NUMBER    EXHIBIT TITLE

            99.1              Fourth Quarter 2001 Supplemental Operating and
                              Financial Data

ITEM 9.  REGULATION FD DISCLOSURE

      For the quarter ended December 31, 2001, Mack-Cali Realty Corporation (the "Company") hereby makes available supplemental data regarding its operations. The Company is attaching such supplemental data as Exhibit 99.1 to this Current Report on Form 8-K.

      The information included in this Current Report on Form 8-K (including the exhibit hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MACK-CALI REALTY CORPORATION


Date:  February 20, 2002       By: /s/ Barry Lefkowitz
                                    ------------------------------
                                    Barry Lefkowitz
                                    Executive Vice President and
                                    Chief Financial Officer


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                                  EXHIBIT INDEX

      EXHIBIT NUMBER          EXHIBIT TITLE

      99.1                    Fourth Quarter 2001 Supplemental Operating and
                              Financial Data